UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

TREASURE GLOBAL INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #739
New York, New York 10001

Telephone: +6012 643 7688

https://ir.treasureglobal.co

________________, 2025

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2025 Annual Meeting of Stockholders of Treasure Global Inc (the “Annual Meeting”). The Annual Meeting will be held on August 5, 2025, at 9:00 a.m. Eastern Time, in a virtual meeting format only and conducted via live audio webcast to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to register, obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting of Shareholders (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about July 11, 2025. We are pleased to furnish proxy materials to shareholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about July 11, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) that includes instructions on how to access our Proxy Statement and 2024 Annual Report and how to vote online. The Internet Availability Notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2024 Annual Report and the Proxy Statement, both of which are available on our website at https://ir.treasureglobal.co. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on June 16, 2025, are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Treasure Global Inc.

Sincerely,

Carlson Thow

Chief Executive Officer

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #739
New York, New York 10001

Telephone: +6012 643 7688

https://ir.treasureglobal.co

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 9:00 a.m. (Eastern Time) on August 5, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Treasure Global Inc, Delaware corporation (“Company,” “we,” “us” and “our”), will be held on August 5, 2025, at 9:00 a.m. (Eastern Time) via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting https://web.viewproxy.com/tgl/2025 during the meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)	to elect four (4) directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)	to ratify the selection by our Board of Directors of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2025;

(3)	To approve our 2025 Equity Incentive Plan; and

(4)	to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of each director nominee (Proposal 1), a vote “FOR” the ratification of our independent auditor (Proposal 2), and a vote “FOR” the approval of our 2025 Equity Incentive Plan (Proposal 3).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on June 16, 2025 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our 2024 Annual Report to Shareholders (the “2024 Annual Report”) including our Form 10-K, accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2024 Annual Report, this Notice and Proxy Statement on our website at https://ir.treasureglobal.co.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are first being made available to shareholders on or about July 11, 2025 at https://web.viewproxy.com/tgl/2025.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each shareholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors,

Carlson Thow

Director and Chief Executive Officer

New York, New York

________________, 2025

i

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #739
New York, New York 10001

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on August 5, 2025

The Board of Directors (the “Board”) of Treasure Global Inc, a Delaware corporation (“Treasure Global,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2025 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on August 5, 2025, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about July 11, 2025.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about July 11, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2024 Annual Report to Stockholders (the “2024 Annual Report”). The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 276 5th Avenue, Suite 704 #739, New York, NY 10001.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about July 11, 2025, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Annual Meeting and our 2024 Annual Report. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail. The Notice and Proxy Statement are also available at https://web.viewproxy.com/tgl/2025.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Carlson Thow , the Chief Executive Officer and a director of the Company, and Sook Lee Chan, the Chief Financial Officer of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of four (4) directors; (ii) the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2025; (iii) the approval of our 2025 Equity Incentive Plan; and (iv) such other matters as may come before the meeting. We are not currently aware of any such matters. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at https://web.viewproxy.com/tgl/2025, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on August 5, 2025, at 9:00 a.m. Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our shareholders electronically via the internet. On or about July 11, 2025, we mailed to our stockholders the Internet Availability Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Availability Notice also instructs you on how you may submit your proxy over the internet or by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail of how to obtain materials for the Annual Meeting. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company’s website at https://ir.treasureglobal.co:

●	the Company’s 2024 Annual Report; and

●	the Company’s 2025 Proxy Statement.

You may not vote on the Company’s website.

The Company urges you to request your materials before July 22, 2025 so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on June 16, 2025 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question by first registering at https://web.viewproxy.com/tgl/2025 using your Virtual Control Number that is on the Internet Availability Notice that you received previously in the mail. Your registration must be received by 11:59 p.m. Eastern time on August 2, 2025. On the day of the Annual Meeting, if you have properly registered, you may log in to attend the Annual Meeting by clicking on the link provided and the password you received by email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 9:00 a.m. Eastern Time on August 5, 2025, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time on August 5, 2025.

Q: May shareholders ask questions?

A: Yes. Representatives of the Company will answer shareholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of shareholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your Virtual Control Number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned Treasure Global common stock as of the close of business on June 16, 2025. Each share of Treasure Global common stock is entitled to one vote. As of the Record Date, the Company had [●] shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of four (4) directors to serve until the 2026 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

●	the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2025;

●	to approve our 2025 Equity Incentive Plan; and

●	any other business that properly comes before the meeting.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” each of the nominees named in this Proxy Statement for election to the Board;

●	“FOR” the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2025;

●	“FOR” the approval of our 2025 Equity Incentive Plan; and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail that described the methods of voting at the virtual Annual Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you are a shareholder of record, you must:

●	First register at https://web.viewproxy.com/tgl/2025 by 11:59 p.m., Eastern time, on August 2, 2025. You will need to enter your name, phone number, email address and Virtual Control Number (included on your proxy card that was included with the proxy materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Annual Meeting.

If you do not have your Virtual Control Number, you may still attend the Annual Meeting as a guest (non-shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/TGL during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

If your shares are held in a “street name,” you must:

●	Obtain a legal proxy from your broker, bank or other nominee.

●	Register at https://web.viewproxy.com/tgl/2025 by 11:59 p.m., Eastern time, on August 4, 2025.

You must enter your name, phone number and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your Virtual Control Number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non- shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/TGL during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the Proxy Materials).

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 8:45 a.m., Eastern time, on August 5, 2025, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

The Company urges you to vote before August 5, 2025 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	voting again by telephone or through the Internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: Our legal counsel will count the votes and will serve as the inspector of election (the “Inspector of Election”).

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the election of the four (4) nominees for director named in this Proxy Statement (Proposal 1);

●	FOR the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2024 (Proposal 2); and

●	FOR the approval of our 2025 Equity Incentive Plan (Proposal 3); and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of WWC, P.C. as our independent auditor for fiscal year 2025 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How Many Votes are Needed for Each Proposal to Pass?

A:

Proposals		Vote Required

1.	Election of directors;	Plurality
2.	Ratification of the selection of our independent registered public accounting firm	Majority of the shares present and entitled to vote on the matter
3.	Approval of the 2025 Equity Incentive Plan	Majority of the shares present and entitled to vote on the matter
4.	Adjournment of the annual meeting	Majority of the shares present and entitled to vote on the matter

Election of Directors. You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the four (4) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Ratification of our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required for the ratification of the selection of the independent registered public accounting firm.

Approval of the 2025 Equity Incentive Plan. The affirmative vote of a majority of the shares present and entitled to vote on the matter is required for the approval of the 2025 Equity Incentive Plan.

Q: Do I Have Dissenters’ (Appraisal) Rights?

A: Appraisal rights are not available to our stockholders with any of the proposals brought before the Annual Meeting.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election or other authorized representatives examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except in the election of directors (Proposal 1) and their ability to participate in and receive awards under the 2025 Equity Incentive Plan (Proposal 3), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact +1 (866) 804-9616.

MATTERS REQUIRING SHAREHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are four (4) nominees recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2026 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Carlson Thow; (ii) Kok Pin “Darren” Tan; (iii) Wei Ping Leong; and (iv) Wai Kuan Chan and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided above at pages 9 to 10. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Treasure Global and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers:

Name(1)	Age	Position	Director Since	Board Committee
Carlson Thow	31	Chief Executive Officer and Director	2024	None

Kok Pin “Darren” Tan	41	Director	2024	Nominating and Corporate Governance – Chairman; Audit; Compensation.
Wei Ping Leong	48	Director	2024	Audit – Chairman; Compensation; Nominating and Corporate Governance.
Wai Kuan Chan	44	Director	2024	Compensation – Chairman; Nominating and Corporate Governance; Audit.

Carlson Thow is our Chief Executive Officer since June 2024 and a director since July 2024. Mr. Thow served as Chief Legal Officer of VCI Global Limited (NASDAQ: VCIG) from July 2022 until June 2024, where he was responsible for setting the overall legal strategy for the organization and its subsidiaries, and for providing legal counsel to senior management and the board of directors. Prior to joining VCI Global Limited, Mr. Thow practiced law as a Senior Associate with Zaid Ibrahim & Co. (in association with KPMG Law) from 2019 to 2022, and as Legal Associate with Martin Cheah & Associates from 2018 to 2019, where he provided legal assistance with regard to mergers and acquisitions and corporate financing matters, among other things. Mr. Thow graduated with a Bachelor of Laws from the University of Northumbria at Newcastle in 2014, a Master of Laws from the University of Malaya in 2016 and a Master of Business Administration from the University of Lancaster in 2021. Mr. Thow has also obtained a Certificate of Legal Practice from the Legal Profession Qualifying Board of Malaysia in 2016, and he was admitted as an advocate and solicitor of the High Court of Malaya in 2018. Mr. Thow is qualified to serve on the Board due to his extensive executive experience.

Kok Pin “Darren” Tan has been a Director since July 2024. Dr. Tan is qualified to serve on the Board due to his extensive entrepreneurial experience. From 2007 to January 2015, Dr. Tan served as the managing director of Ezytronic Sdn Bhd. In this role, he oversaw the company’s overall operations and strategic direction, focusing on growth, profitability, and alignment with business objectives. From June 2015 to July 2017, Dr. Tan was the chief operating officer of E-Gate Services Sdn Bhd. His responsibilities included managing day-to-day operations and ensuring company efficiency to meet organizational goals. From March 2020 to June 2024, Dr. Tan served as an advisor to our Company, providing valuable insights into our business affairs. Dr. Tan holds a Bachelor’s degree in building management from Sheffield Hallam University since 2006 and a Ph.D. in strategic financial management from Global University of Lifelong Learning. Dr. Tan is qualified to serve on the Board due to his extensive executive experience.

Wei Ping Leong has been a Director since August 2024. He commenced his professional career with various established professional firms including KPMG. During his tenure with these professional firms, he specialized in statutory and internal auditing, as well as advisory work including initial and secondary offering, domestic and cross-border mergers and acquisitions. He was the founder of Sands Capital Sdn Bhd in 2012, specializing in audit and advisory work, where he oversaw every operation of the company, until 2013. He is also the Co-Founder of ZORIXchange, a crypto currency exchange platform, and he is responsible for increasing company revenue with professional strategies, developing new business opportunities and expanding brand influence. He holds directorships at several companies, including Director at WInvest Global Sdn Bhd since 2013, Executive Director at Asia Television Digital Media Limited since 2020 and Director at ATV News Southeast Asia since 2021. Mr. Leong holds a Bachelor Degree of Commerce in Accounting and Finance from Curtin University of Technology, Perth, Australia, and a Master Degree of Commerce in Accounting and Finance, from Macquarie University, Sydney, Australia. Mr. Leong is qualified to serve on the Board due to his extensive experience in international business operations.

Wai Kuan Chan has been a Director since September 2024. Mr. Chan brings with him his expertise in sales and business development. He was a Sales Director of Skyway Motorsports Sdn Bhd from 2008 to 2009, where he spearheaded sales initiatives for high-performance and luxury vehicles as well as collaborated with marketing teams to design and launch promotional campaigns. From 2010 to 2012, he joined Naza Motor Sdn Bhd as their Sales Director, where he was responsible for directing sales operations for multiple automotive brands under the Naza Group and managed a large sales force across various regions in Malaysia. Mr. Chan then co-founded Lẻ-Hase Motor Sdn Bhd in 2012, where he oversaw all aspects of the business and developed business strategies and operational processes until 2014. In 2014, he joined Hap Seng Star Sdn Bhd as Sales Director, where he was tasked with leading sales strategies for luxury automotive brands, managed a team of sales professionals, developed and implemented customer relationship management strategies until 2018. Mr. Chan founded Casa Tropical Enterprise in 2018, which he is managing to the present day, with his responsibilities including overseeing product development, marketing strategies and international distribution channels, developing and implementing strategic business plans and managing key stakeholder relationships. Mr. Chan is qualified to serve on the Board due to his extensive expertise in driving market expansion and revenue growth.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

GOVERNANCE OF THE COMPANY

The business and affairs of Treasure Global are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s shareholders. The Board believes that its practices align management and shareholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Certificate of Incorporation, as amended, as of the date of this Proxy Statement, and bylaws, the charters for each Board committee, the Company’s Code of Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://ir.treasureglobal.co/corporate-governance.

Board Composition/Election

Our Board presently consists of four (4) directors whose terms expire at this Annual Meeting. Our directors are elected annually. The Board has fixed the number of directors at five (5). As discussed in more detail later in this section, the Board has determined that three (3) of the four (4) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

The Board has not met during fiscal year 2025 in person or via video or teleconference and acted by unanimous written consent six (6) times. Each of the directors who served in the fiscal year 2025 attended at least 100% of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

Director Attendance at Annual Meetings

The Board’s policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2025 Annual Meeting.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder the stockholder must have given timely notice thereof in writing to the Nominating and Corporate Governance Committee and if the stockholder, or the beneficial owner on whose behalf any such nomination is made, the stockholder must provide the Company with a Solicitation Notice (as defined below), such stockholder must have delivered a proxy statement and form of proxy to holders of a percentage of the Company’s voting shares reasonably believed by such stockholder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Solicitation Notice.

To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

Nominations and the Solicitation Notice should be sent to the Nominating and Corporate Governance Committee, Treasure Global Inc, 276 5th Avenue, Suite 704 #739, New York, NY 10001.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Nominees for Director

The Nominating and Corporate Governance Committee recommended to the Board and the Board nominated Mr. Thow, Mr. Tan, Mr. Leong and, Mr. Chan to stand for election for the four (4) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2026 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Director Compensation

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following table illustrates the compensation paid by the Company to its directors. Only the independent directors are entitled to receive board compensation. The disclosure is provided for the fiscal year ended June 30, 2024.

Name	Salary per director ($)	Total per director ($)
Joseph “Bobby” Banks(1)	$54,000	$54,000
Marco Baccanello(2)	$54,000	$54,000
Jeremy Roberts(1)	$54,000	$54,000
Kok Pin “Darren” Tan	$-	$-
Wei Ping Leong	$-	$-
Wai Kuan Chan	$-	$-

(1)	Joseph “Bobby” Banks and Jeremy Roberts resigned as members of the Board on August 30, 2024.

(2)	Marco Baccanello resigned as a member of the Board on September 6, 2024.

The independent directors (Kok Pin “Darren” Tan, Wei Ping Leong, and Wai Kuan Chan) are entitled to receive RM5,000 per month (equivalent to approximately $1,177 based on the exchange rate of RM4.2435 to $1 as of June 13, 2025), commencing from July 5, 2024 for Mr. Tan, August 29, 2024 for Mr. Leong, and September 5, 2024 for Mr. Chan.

Ethical Guidelines

Treasure Global’s Code of Ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code is available on our corporate website at https://ir.treasureglobal.co/corporate-governance. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

Related Party Transactions

Under the Company’s policies and procedures for the review of related person transactions the Audit Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the Company. Transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the Audit Committee’s review. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

Other than as disclosed below, and except for the regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,” there have been no transactions since July 1, 2023, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

 On October 30, 2023, the Company issued a total of 25,954 restricted shares of common stock to the Company’s Former Chief Executive Officer, Chong Chan “Sam” Teo, and Director, Kok Pin “Darren” Tan (collectively, the “Creditors”) in exchange for the cancellation of $321,562 in aggregate indebtedness owed to the Creditors.

Involvement in Certain Legal Proceedings

None of the Company’s other directors, executive officers, significant employees or control persons have been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its shareholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Corporate Governance Policies and Practices

Director Independence.

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that three (3) of the four (4) of the directors are independent of the Company and its management under Nasdaq rules. Carlson Thow is not considered independent because of his employment by the Company.

In determining that the other directors did not have a material relationship with the Company, the Board concluded that Messrs. Tan, Leong, and Chan had no other relationship with the Company other than their relationship as a director.

Board Committee Charters. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board operate pursuant to written charters. These charters were approved by the Board and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq. Each charter is available on the Company’s website at: https://ir.treasureglobal.co/corporate-governance.

Private Executive Sessions. Our non-management directors meet in executive session at each regular Board meeting. The executive sessions are attended only by the non-management directors and are presided over by our Non-Executive Chairman, as applicable. Our independent directors meet in executive session at least once per year and met once in 2024.

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access. The Board has access to management and outside advisers as follows:

●	Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

●	Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Corporate Governance Committee has the sole authority to retain search firms to be used to identify director candidates.

The Board’s Role In Risk Oversight. The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer who reports directly to the Chairperson of the Audit Committee. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at certain Board meetings of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

The Board’s Role In Information Security. Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access To The Board By Shareholders. Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, Treasure Global Inc, 276 5th Avenue, Suite 704 #739, New York, NY 10001.

The Nominating and Corporate Governance Committee has approved a process for handling letters received by the Company and addressed to individual directors, non-management members of the Board or the Board. Under that process, the Chief Executive Officer of the Company reviews all such correspondence and regularly forwards to a designated individual member of the Nominating and Corporate Governance Committee copies of all such correspondence (although we do not forward commercial correspondence and correspondence duplicative in nature; however, we will retain duplicate correspondence and all duplicate correspondence will be available for directors’ review upon their request) and a summary of all such correspondence. The Chairman of the Nominating and Corporate Governance Committee will forward correspondence directed to individual directors as he deems appropriate. Written correspondence from shareholders relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chairman and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table summarizes the members and functions of the Board’s committees.

Kok Pin “Darren” Tan	Director	Nominating and Corporate Governance– Chairman; Audit; Compensation.
Wei Ping Leong	Director	Audit – Chairman; Compensation; Nominating and Corporate Governance.
Wai Kuan Chan	Director	Compensation – Chairman; Nominating and Corporate Governance; Audit.

Name of Committee and Its Members	Functions of the Committee
Audit Committee: Wei Ping Leong, Chairman; Kok Pin “Darren” Tan; Wai Kuan Chan

● reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure reort;

● discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

● discussing with management major risk assessment and risk management policies;

● monitoring the independence of the independent auditor;

● verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

● reviewing and approving all related-party transactions;

● inquiring and discussing with management our compliance with applicable laws and regulations;

● pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

● appointing or replacing the independent auditor;

● determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

● establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

● approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee: Wai Kuan Chan, Chairman; Wei Ping Leong; Kok Pin “Darren” Tan

● reviewing, approving and determining or making recommendations to our Board regarding the compensation of our executive officers;

● administering our equity compensation plans;

● engaging outside consultants to review and recommend compensation policies;

● reviewing and approving, or makings recommendations to our Board regarding incentive compensation and equity compensation plans; and

● establishing and reviewing general policies relating to compensation and benefits of our employees.

Nominating and Corporate Governance Committee Kok Pin “Darren” Tan, Chairman; Wai Kuan Chan; Wei Ping Leong

● identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

● evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

● evaluating nominations by shareholders of candidates for election to our Board; and

● corporate governance matters.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, and except for the regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in “Executive Compensation,” there have been no transactions since July 1, 2023, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

On October 30, 2023, the Company issued a total of 25,954 restricted shares of common stock to the Company’s Former Chief Executive Officer, Chong Chan “Sam” Teo, and Director, Kok Pin “Darren” Tan (collectively, the “Creditors”) in exchange for the cancellation of $321,562 in aggregate indebtedness owed to the Creditors.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF WWC, P.C.

AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2025

(Item 2 on the Proxy Card)

General

The audit committee of the Company (the “Audit Committee”) has selected WWC, P.C. (“WWC”) to audit our consolidated financial statements for the fiscal year ending June 30, 2025. We are asking the stockholders to ratify the appointment of WWC as our independent registered public accounting firm for the fiscal year ending June 30, 2025. WWC was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The Company does not anticipate a representative from WWC to be present at the annual stockholders meeting. In the event that a representative of WWC is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so, and the Company will allow such a representative to be available to respond to appropriate questions.

The Audit Committee has approved all services provided by WWC. Representatives of WWC do not plan to attend the Annual Meeting.

Background:

Effective July 3, 2023, WWC was appointed by the Company to serve as its new independent registered public accounting firm to audit and review the Company’s financial statements for the year ended June 30, 2023.

Effective September 1, 2022, Friedman LLP (“Friedman”) combined with Marcum LLP and continued to operate as an independent registered public accounting firm. On December 5, 2022, the Audit Committee and the Board of Directors of the Company approved the dismissal of Friedman LLP and the engagement of Marcum Asia CPAs LLP (“Marcum Asia”) to serve as the independent registered public accounting firm of the Company. The services previously provided by Friedman LLP was provided by Marcum Asia as a combined entity. Marcum Asia and Friedman LLP served as the Company’s independent registered public accounting firm during the fiscal years ended June 30, 2023.

Audit services provided by WWC, P.C. for fiscal year ended June 30, 2023 included the examination of the consolidated financial statements of the Company. Audit services provided by Marcum Asia and Friedman for fiscal years ended June 30, 2023 included the examination of the consolidated financial statements of the Company, and services related to periodic filings made with the SEC.

Fees Paid to the Independent Registered Public Accounting Firm

The following table shows the fees that were billed for audit and other services provided by WWC for the fiscal year ended June 30, 2023 and 2024; and Marcum Asia and Friedman, our independent accountant, for the fiscal year ended June 30, 2023, respectively:

	Fiscal Year Ended June 30,
	2024	2023
Audit Fees(1)	$180,000	$480,000	(3)
Audit-Related Fees(2)	$45,000	$20,000	(4)
Tax Fees	-	$56,505	(5)
All other fees	$60,000	-
Total	$287,024	$502,023

(1)	Audit Fees –This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.
(2)	Audit-Related Fees – This category consists of assurance and related services by our independent auditor that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.
(3)	WWC’s audit fee for the year ended June 30, 2023 was $180,000. Marcum Asia and Friedman’s audit fee for the years ended June 30, 2023 was $300,000, respectively.
(4)	Marcum Asia’s audit-related fee for the year ended June 30, 2023 was $20,000.
(5)	Friedman’s tax fees for the year ended June 30, 2023 was $56,505.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax, and non-audit services provided by WWC in the fiscal years ended June 30, 2023 and 2024. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by WWC.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, and our accounting, financial, and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s (the “PCAOB”) Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended June 30, 2024 for filing with the SEC. The Audit Committee has also approved, subject to stockholders’ ratification, the appointment of WWC to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

The Board recommends that you vote “for” ratifying the appointment of WWC to serve as the Company’s independent registered public accounting firm for the FISCAL year ending June 30, 2025.

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL 3

APPROVAL OF TREASURE GLOBAL INC. 2025 EQUITY INCENTIVE PLAN

(Item 3 on the Proxy Card)

Our Board has adopted a resolution declaring it advisable and in the best interests of Treasure Global and its stockholders that the Treasure Global Inc. 2025 Equity Incentive Plan, which we refer to herein as the “Plan,” and awards granted under the Plan be ratified and approved by our stockholders.

The Plan is intended to replace the previously announced but not ratified 2023 Equity Incentive Plan which was not submitted for approval to the stockholders of the Company. The Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units (RSUs), stock appreciation rights (SARs), and performance shares or units and cash awards. Awards may be granted under the Plan to our employees, directors and independent contractors.

The maximum number of shares of common stock available for issuance under the Plan is 571,176 shares of the Company’s common stock, which amount is subject to increase by up to fifteen percent (15%) of the total number of shares of all classes of common stock of the Company outstanding on the last trading day of the immediately preceding fiscal year on a fully diluted basis, as further described below.

Overview and Purpose of the Stockholder Approval

The Nasdaq Stock Market, LLC listing rules (the “Nasdaq Rules”) and the provisions of the Plan require that the Plan be approved by our stockholders. Our Board believes it is in the Company’s and the stockholders’ best interests to seek approval of Plan. The Plan, if approved, will allow us to continue to incentivize our key employees with long-term compensation awards, such as stock options and restricted stock. Equity incentives form an integral part of the total compensation package for executive officers and is intended to align their long-term interests with those of our stockholders. Approval of the Plan is therefore critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry.

The Plan is effective as of June 26, 2025, which we refer to as the “Effective Date.” However, the Plan is subject to approval of our stockholders.

Description of the Plan

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the actual Plan document, a copy of which is included as Annex A.

Background

The Plan is a broad-based plan in which all employees, consultants, officers, and directors of the Company are eligible to participate. The purpose of the Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become employees, consultants, officers and directors of the Company.

Available Shares

The Plan initially authorizes 571,176 shares of common stock which shall be available for grants or payments of awards under the Plan. Such total number of shares issuable under the Plan automatically increases on July 1st of each year in which the Plan is in effect beginning on July 1, 2026. On each July 1, an additional number of shares equal to 15% of the total number of shares of common stock outstanding as of June 30 of the preceding year on a fully diluted basis giving effect to the exercise and conversion of all outstanding common stock equivalents issued outside of the Plan including convertible notes, convertible preferred stock, and warrants, minus any awards previously granted or exercised, will be added to the total number of shares authorized for issuance under the Plan, subject to adjustment as provided under the Plan.

Administration and Eligibility

The Plan is administered by our Compensation Committee or by the Board, which is referred to as the “Administrator.” Under the Delaware General Corporation Law (the “DGCL”), the Board may delegate to officers of the Company the power to grant awards to employees who are not officers or directors.

Awards granted under the Plan may be restricted stock, restricted stock units, options and stock appreciation rights (“SARs”) which are awarded to employees, consultants, officers and directors, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to the Company’s success.

The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion.

Limitation on Awards

The exercise price of options or SARs granted under the Plan shall not be less than the fair market value of our common stock at the time of grant. The option price may be paid in United States dollars by check or wire transfer or, at the discretion of the Administrator, by delivery of shares of our common stock having fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

Stock Options

The Administrator may grant either qualified options, which are options that qualify as incentive stock options under Section 422(b) of the Internal Revenue Code (the “Code”), or non-qualified stock options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Administrator, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the trading date the option is granted.

Stock Appreciation Rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, having a value equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the Plan shall be established by the Administrator or shall be determined by the method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant of the SAR, or such higher price as is established by the Administrator. Shares of common stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Administrator may establish in the applicable SAR agreement or document, if any.

Restricted Stock Awards

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted Stock Units

A restricted stock unit gives the recipient the right to receive a number of shares of our common stock on the applicable vesting or other dates. Delivery of the restricted stock unit may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying common stock.

Performance Awards

In order to enable the Company to avail itself of the tax deductibility of “qualified performance-based compensation,” within the meaning of Code Section 162(m), the Plan provides for performance based awards, the grant or vesting of which is dependent upon attainment of objective performance targets relative to certain performance measures. The terms and conditions of any performance-based awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Compensation Committee and not inconsistent with the Plan. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Compensation Committee upon the grant of the performance-based award. Performance-based awards granted to persons whom the Compensation Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Compensation Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by us under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Chief Executive Officer and each Named Executive Officer. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance-based award intended to qualify under Section 162(m) of the Code is to be exercised by the Compensation Committee. Our Compensation Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to awards intended to qualify as performance-based awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

Term, Termination and Amendment

The Administrator may terminate the Plan at any time. Unless sooner terminated, the Plan will terminate on June 30, 2035. No award may be granted under the Plan once it is terminated. Termination of the Plan shall not impair rights or obligations under any award granted while the Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the Plan; provided that no amendment shall be affected unless approved by our stockholders to the extent that stockholder approval is necessary to satisfy the requirements of Section 422 of the Code or required by the rules of the principal national securities exchange or trading market upon which our common stock trades.

The Administrator at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee. In addition, any amendment of the purchase price or exercise price of any outstanding award will not be effective without stockholder approval.

The number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option or SAR, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Forfeiture

All vested or unvested awards may be immediately forfeited in the event that the recipient performs certain acts against the interests of the Company including termination as a result of fraud, dishonesty or violation of Company policy.

Adjustments upon Changes in Capitalization

In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments will be made by our compensation committee to: (i) to the aggregate number, class and/or issuer of the securities reserved for issuance under the Plan; (ii) to the number, class and/or issuer of securities subject to outstanding awards; and (iii) to the exercise price of outstanding options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction.

Transfer

Except for incentive stock options, all awards are transferable subject to compliance with the securities laws and the Plan. Incentive stock options are only transferable by will or by the laws of descent and distribution.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Restricted Stock Units

A recipient will not recognize taxable income upon the grant of a restricted stock unit, and we will not be entitled to a deduction, until the shares and/or cash with respect to the award are transferred to the recipient, generally at the end of the vesting period. At the time of transfer, the recipient will recognize ordinary income equal to the value of the shares of common stock and/or cash. The Company will be entitled to a deduction equal to the income recognized by the recipient. The subsequent disposition of shares acquired pursuant to a restricted stock unit award will result in capital gain or loss (based upon the difference between the price received upon disposition and the recipient’s basis in those shares).

Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year. Upon the exercise of a non-qualified stock option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares within the two-year or one-year periods referred to above, the recipient will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Outstanding Securities Under Equity Compensation Plans

As of June 30, 2025, there were no outstanding awards issued by the Company.

New Plan Benefits

Because future grants of awards under the Plan are subject to the discretion of the Board and the Administrator, the future awards that may be granted to participants cannot be determined at this time. There are no grants that have been previously made which are contingent upon receiving stockholder approval of the grant.

No Appraisal Rights

Stockholders have no rights under the DGCL or under our charter documents to exercise dissenters’ rights of appraisal with respect to the approval of the Plan.

The Board recommends a vote “FOR” this Proposal 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

●	each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our directors;

●	each of our executive officers; and

●	all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o Treasure Global Inc., 276 5th Avenue, Suite 704 #739, New York, New York 10001.

Name and Address of Beneficial Owner (1)	Title	Beneficially owned	Percent of Class (2)
Officers and Directors
Carlson Thow	Chief Executive Officer and Executive Director	—	—
Sook Lee Chin	Chief Financial Officer	104,852	*
Kok Pin “Darren” Tan	Director	—	—
Wei Ping Leong	Director	—	—
Wai Kuan Chan	Director	—	—

Officers and Directors as a Group (total of 5 persons)		104,852	*

*	Less than 1%.

(1)	Unless otherwise indicated, the principal address of the named directors and directors and 5%+ stockholders of the Company is care of Treasure Global Inc., 276 5th Avenue, Suite 704 #739, New York, New York 10001.
(2)	Based upon [●] shares of Common Stock issued and outstanding as of the Record Date.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during the most recent fiscal year, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended June 30, 2024 were timely filed.

EXECUTIVE COMPENSATION

The following table illustrates the compensation paid by the Company to its executive officers. The disclosure is provided for the fiscal years ended June 30, 2024 and 2023. We refer to these individuals as our “named executive officers”:

Name and Principal Position	Fiscal Year Ended June 30,	Salary(1) ($)	Total ($)
Chong Chan “Sam” Teo (2)	2024	$46,022	$46,022
Former Chief Executive Officer	2023	$37,105	$37,105

Su Chen “Chanell” Chuah (3)	2024	$76,703	$76,703
Former Chief Operating Officer	2023	$76,493	$76,493

Meng Chun “Michael” Chan (4)	2024	$63,920	$63,920
Former Chief Financial Officer	2023	$30,792	$30,792

Su Huay “Sue” Chuah (5)	2024	$30,681	$30,681
Former Chief Marketing Officer	2023	$30,107	$30,107

Chen Hoe “Samuel” Sam (6)	2024	$3,643	$3,643
Former Chief Technology Officer	2023	$46,926	$46,926

Carlson Thow (7)	2024	$4,454	$4,454
Chief Executive Officer	2023	$-	$-

Sook Lee Chin (8)	2024	$2,557	$2,557
Chief Financial Officer	2023	$-	$-

Ching Loong “Henry” Chai	2024	$710	$710
Former Chief Operating Officer	2023	$-	$-

(1)	Salaries were paid in Malaysian Ringgits, U.S. dollar amounts are approximate.

(2)	Mr. Teo resigned as Chief Executive Officer on June 13, 2024.

(3)	Ms. Chuah resigned as Chief Operating Officer on June 21, 2024.

(4)	Mr. Chan resigned as Chief Financial Officer on June 14, 2024.

(5)	Ms. Chuah resigned as Chief Marketing Officer on June 21, 2024.

(6)	Mr. Sam resigned as Chief Technology Officer on November 1, 2023.

(7)	Mr. Thow was appointed as the Chief Executive Officer of the Company on June 13, 2024.

(8)	Mr. Chin was appointed as the Chief Financial Officer of the Company on June 14, 2024.

None of our other executives earned compensation in excess of $100,000 in fiscal years ended June 30, 2024 or 2023 and therefore pursuant to Instruction 1 to Item 402(m)(2) of Regulation S-K, only the compensation for our principal executive officers is provided.

Employment Agreements

Thow Employment Agreement

Carlson Thow, our Chief Executive Officer, and the Company entered into an Executive Employment Agreement dated as of June 13, 2024 (the “Thow Employment Agreement”), pursuant which Mr. Thow was appointed as our Chief Executive Officer. The term of the Thow Employment Agreement is for one year of which term is renewable on a yearly basis. Mr. Thow is entitled to receive a basic monthly salary of RM 20,000 with a fixed allowance of RM 800. In addition, Mr. Thow will be entitled to a total of $120,000 worth of shares of common stock of the Company on an annual basis for the first year, of which $10,000 worth of shares of common stock of the Company shall be issued to Mr. Thow at the end of each month during his first year of employment, and the share compensation for the subsequent year(s) will be based on the year’s performance. During the term of the Employment Agreement, either party may terminate the Employment Agreement by providing two (2) months’ written notice or salary in lieu of such notice to the other party. Upon termination of employment, Mr. Thow will be subject to a one year non-solicitation period with regard to the hiring of employees of the Company and soliciting clients of the Company, among other things.

Chin Employment Agreement

Sook Lee Chin, our Chief Financial Officer, and the Company entered into the Executive Employment Agreement dated as of June 14, 2024 (the “Chin Employment Agreement”), pursuant to which Ms. Chin was appointed as the Chief Financial Officer of the Company. The term of the Employment Agreement is for one year of which term is renewable on a yearly basis. Ms. Chin is entitled to receive a basic monthly salary of RM 18,000. In addition, Ms. Chin will be entitled to a total of $80,000 worth of shares of common stock of the Company on an annual basis for the first year, of which $6,666.67 worth of shares of common stock of the Company shall be issued to Ms. Chin at the end of each month during her first year of employment, and the share compensation for the subsequent year(s) will be based on the year’s performance. During the term of the Employment Agreement, either party may terminate the Employment Agreement by providing two (2) months’ written notice or salary in lieu of such notice to the other party. Upon termination of employment, Ms. Chin will be subject to a one-year non-solicitation period with regard to the hiring of employees of the Company and soliciting clients of the Company, among other things.

Outstanding Equity Awards at June 30, 2024

During the fiscal year ended June 30, 2024, we did not grant any stock options.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. Wei Ping Leong, who serves as Chairman, Kok Pin “Darren” Tan, and Wai Kuan Chan. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. Leong , the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Leong has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://ir.treasureglobal.co/corporate-governance.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met four times during the fiscal year ended 2024. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2024 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with WWC matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from WWC, P.C. required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and shareholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Wei Ping Leong, Chairman

Kok Pin “Darren” Tan

Wai Kuan Chan

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders or they participate in electronic delivery of proxy materials. Shareholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Treasure Global Inc, Investor Relations, 276 5th Avenue, Suite 704 #739, New York, NY 10001 or by calling Investor Relations at +6012 643 7688, or by sending an e-mail to ir_us@treasuregroup.co.

Shareholder Proposals for Consideration at the 2026 Annual Meeting of Shareholders: Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2026 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 276 5th Avenue, Suite 704 #739, New York, NY 10001 by March 13, 2026. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a shareholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our bylaws. See “Governance of the Company – Shareholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2026 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws. If the 2026 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2026 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by March 13, 2026.

You may contact Treasure Global’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2024 Annual Report: A copy of our 2024 Annual Report, as filed with the SEC on September 30, 2024, is available to shareholders without charge upon written request directed to our Secretary at 276 5th Avenue, Suite 704 #739, New York, New York 10001 or by phone at +6012 643 7688. The Company makes available free of charge on or through its website, www.treasureglobal.co, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2025 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Carlson Thow

Director

ANNEX A

TREASURE GLOBAL INC

2025 EQUITY INCENTIVE PLAN

1.	Purpose of the Plan

1.1	The purpose of the Treasure Global Inc 2025 Equity Incentive Plan (the “Plan”) is to secure for Treasure Global Inc, a Delaware corporation (the “Company”), and its stockholders the benefits inherent in share ownership by the Employees, Consultants, and Directors of the Company and its Affiliates who, in the judgment of the Board, will be largely responsible for its future growth and success. It is generally recognized that equity incentive plans of the nature provided for herein: (i) aid in retaining and encouraging individuals of exceptional ability because of the opportunity offered to them to acquire a proprietary interest in the Company; and (ii) promote a greater alignment of interests between such persons and stockholders of the Company.

1.2	These guidelines for long-term incentive performance share rights awards (the “Guidelines”) are intended to implement the Plan by providing eligible team members of the Company and other participants with an opportunity to participate in the Company’s success by earning awards within the framework of the Plan and as further described in the Guidelines.

1.3	The Plan permits the grant of the following awards: (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; (v) Restricted Stock Units; (vi) Performance Awards; and (vii) Other Awards (collectively, the “Awards”).

2.	Definition

As used herein, the following definitions will apply:

Administrator	means the Board or any Committee of the Board that shall be administering the Plan in accordance with Clause 4 of the Plan.

Affiliate	means any corporation in a chain or corporations or other entities in which each corporation or other entity has a “controlling interest” (as defined in U.S. Treasury Regulation § 1.409A-1(b)(5)(iii)(E)(1)) in another corporation or other entity in the chain, ending with the Company.

Applicable Law	means (i) the requirements relating to the administration of equity-based awards, including but not limited to the related issuance of Shares, (ii) the rules and regulations of any established stock exchange or a national market system on which the Common Stock is listed or quoted, respectively, and (iii) applicable laws, including without limitation any non-U.S. country or jurisdiction where Awards are, or will be granted under the Plan.

Award	has the meaning set forth in Clause 1.3.

Award Agreement	means the written or electronic agreement, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Awards granted under the Plan and includes any document attached to such agreement.

Board	means the Board of Directors of the Company.

Change of Control	means the occurrence of any of the following events:

i.	Change in ownership of the Company – a change in the ownership of the Company which occurs on the date that any one person (“Person”), or more than one Person acting as a group, acquires ownership of the stock of the Company that, together with the stock held by such person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i) the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change of Control; provided further that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change of Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change of Control under this subsection (i); for this purpose, indirect beneficial ownership will include without limitation an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be either directly or through one or more subsidiary corporations or others business entities; or

ii.	Change in Effective Control of the Company – if the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For the purpose of this subsection (ii), if any person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change of Control; or

iii.	Change in ownership of a substantial portion of the Company’s assets – a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for the purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer; or (B) a transfer of assets by the Company to: (I) a stockholder of the Company who is a stockholder immediately before the asset transfer in exchange for or with respect to the Company’s stock, (II) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (III) a person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (IV) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly and indirectly, by a Person described in this subsection (iii)(B)(III). For the purposes of subsection (iii)(B)(III), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For the purposes of this Clause, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a Change of Control event within the meaning of Section 409A.

Code	means the U.S. Internal Revenue Code of 1986, as amended. Reference to specific sections of the Code or regulations thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any further legislation or regulation amending, supplementing, or superseding such section or regulation.

Committee	means a committee appointed by the Board in accordance with Clause 4 of the Plan.

Common Stock	means the common stock of the Company, par value $0.00001 per share.

Company	has the meaning set forth in Clause 1.1.

Consultant	shall mean any consultant or advisor engaged to provide services to the Company or any Subsidiary.

Date of Grant	has the meaning set forth in Clause 22.1.

Director	means a member of the Board.

Disability	means permanent and total disability as defined in Section 22(e)(3) of the Code; provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

Effective Date	has the meaning set forth in Clause 26.2.

Employee	means any person including any officer employed by the Company or any Parent or Subsidiary.

Eligible Individual	means any Employee, Consultant, or any of their Affiliates.

Exchange Act	means the Securities Exchange Act of 1934, as amended, including any of the rules and regulations promulgated thereunder.

Exchange Program	means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Award to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

Fair Market Value	means as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

i.	if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or The Nasdaq Stock Market LLC, its fair market value will be the closing sales price for such stock (or, if no closing sale price was reported on that date, as applicable, on the last trading day such closing sale price was reported) as listed or quoted on such exchange or system, respectively, on the date of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

ii.	if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading day such bids and asks were reported), as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

iii.	in the absence of an established market for the Common Stock, the fair market value will be determined in good faith by the Administrator.

In addition, for purposes of determining the Fair Market Value of Shares for any reasons other than the determination of the exercise price of Options or Stock Appreciation Rights, Fair Market Value will be determined by the Administrator in a manner compliant with Applicable Law and applied consistently for such purpose. The determination of Fair Market Value for the purpose of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Law and is not required to be consistent with the determination of fair market value for any other purpose.

Fiscal Year	means the fiscal year of the Company, which ends on June 30.

Guidelines	has the meaning set forth in Clause 1.2.

Incentive Stock Option	means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

Legal Representative	has the meaning set forth in Clause 6.6.5.

Nonqualified Stock Option	means an option not intended to qualify as an Incentive Stock Option.

Notice of Grant	means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Agreement.

Option	means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

Other Award	means an award granted to a Participant pursuant to Clause 13.

Parent	means a “parent corporation” whether now or hereafter existing, as defined in Section 424(e) of the Code.

Participant	means the holder of an outstanding Award granted under the Plan.

Performance Award	means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be cash, stock bonus awards, Project Based Compensation awards, incentive awards, or stock denominated and may be settled for cash, Shares, or other securities or a combination of the foregoing under Clause 10.

Performance Goal	means the goal(s) or combined goal(s) determined by the Administrator in its discretion to be applicable to a Participant with respect to, without limitation, Restricted Stock, Restricted Stock Units, or Performance Awards.

Performance Period	shall mean one or more periods of time, which may be of varying and overlapping duration, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Award.

Period of Restriction	means the period (if any) during which the transfer of shares of Restricted Stock are subject to restrictions and therefore, the shares of Restricted Stock are subject to substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

Person	has the meaning set forth in the definition of “Change of Control.”

Plan	has the meaning set forth in Clause 1.1.

Project Based Compensation	shall mean any compensation that is intended to qualify as project-based compensation as described in Section 162(m)(4)(c) of the Code.

Restricted Stock	means shares issued pursuant to the Award of Restricted Stock under Clause 8 of the Plan.

Restricted Stock Unit	means an Award granted to the Participant pursuant to Clause 9.

Rule 16b-3	means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

Section 16b	means Section 16(b) of the Exchange Act.

Section 409A	means Section 409A of the Code and any regulation or guidance promulgated thereunder.

Securities Act	means the Securities Exchange Act of 1933, as amended, including any of the rules and regulations promulgated thereunder.

Share	means a share of Common Stock.

Stock Appreciation Rights	means an Award granted pursuant to Clause 7 that is designated as a Stock Appreciation Right.

Stockholder Approval	means a majority of the votes of the issued and outstanding Shares held by stockholders of the Company.

Subsidiary	means a subsidiary corporation whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan

3.1	Stock Subject to the Plan

3.1.1	Subject to the provisions of Clauses 16, 17 and 18, the maximum aggregate number of Shares which may be issued and available for grant pursuant to the Plan as of the date of adoption of the Plan is 571,176 Shares under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

3.2	Automatic Share Reserve Increase

3.2.1	Subject to adjustment upon changes in capitalization of the Company as provided in Clauses 16, 17 and 18, the number of Shares available for issuance under the Plan will be increased on the first trading day of each Fiscal Year beginning with the 2026 Fiscal year so that the total number of Shares available for issuance under the Plan shall equal:

a.	Fifteen percent (15%) of the total number of shares of all classes of common stock of the Company outstanding on the last trading day of the immediately preceding Fiscal Year on a fully diluted basis giving effect to the exercise and conversion of all outstanding common stock equivalents issued outside of the Plan including convertible notes, convertible preferred stock, and warrants, minus any awards previously granted or exercised, will be added to the total number of shares authorized for issuance under the Plan, subject to adjustment as provided under the Plan; or

b.	such number of Shares as determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.

3.3	if the Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, or Performance Awards is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan, all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan, provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, or Performance Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of the Award or to satisfy the tax liabilities or withholdings related to the Award will become available for future grants or sale under the Plan. To the extent the Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Clauses 16, 17, and 18, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Clause 3.1, plus, to the extent allowable under Section 422 of the Code and the U.S. Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Clauses 3.2 and 3.3 hereof.

3.4	The Company during the term of the Plan will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.	Administration of the Plan

4.1	Procedure

4.1.1	Different Committees with respect to different groups of Participants may administer the Plan. The Compensation Committee of the Board will initially be the Administrator of the Plan.

4.1.2	To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

4.1.3	Other than as provided above, the Plan will be administered by:

a.	the Board; or

b.	a Committee, which Committee will be constituted to comply with the Applicable Law.

4.2	Power of Administrator

4.2.1	Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

a.	to determine the Fair Market Value;

b.	to select the Eligible Individual to whom an Award may be granted hereunder;

c.	to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;

d.	to approve the forms of Award Agreement for use under the Plan;

e.	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to temporarily suspending the exercisability of the Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Law, provided that such suspension must be lifted prior to the expiration of the maximum term and post termination exercisability period of the Award) based in each case on such factors as the Administrator will determine;

f.	to institute and determine the terms and conditions of an Exchange Program, including subject to Clause 21.2, to unilaterally implement an Exchange Program without the consent of the applicable Award holder;

g.	to construe and interpret the terms of the Awards granted pursuant to the Plan;

h.	to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan, and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the Administrator may deem necessary or advisable;

i.	to modify or amend each Award subject to Clause 21.2 including but not limited to the discretionary authority to extend the post termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right subject to Clauses 6.4 and 7.1.5, respectively;

j.	to allow participants to satisfy withholding tax obligation in a manner prescribed in Clause 24;

k.	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of the Award previously granted by the Administrator;

l.	to allow a participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under the Award; and

m.	to make all other determinations deemed necessary or advisable for administering the Plan.

4.3	Decision Binding

4.3.1	The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Law.

4.4	Delegation of Authority

4.4.1	To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend an Award or to take other administrative action pursuant to Clause 4; provided, however, that in no event shall any of the following individuals be granted with this authority:

a.	individuals who are subject to Section 16 of the Exchange Act; or

b.	covered Employees.

Provided further that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other Applicable Law. Any delegation hereunder shall be subject to the restriction and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Clause shall serve in such capacity at the pleasure of the Board and Committee.

4.5	Foreign Award Recipients

4.5.1	Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiary(ies) operate or have Employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:

a.	determine which individuals outside the United States of America are eligible to participant in the Plan;

b.	modify the terms and conditions of any Award granted to individuals outside the United States of America to comply with applicable foreign laws;

c.	establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and subplan and/or modification shall be attached to the Plan as appendices) provided, however, that no such subplans and/or modifications shall increase the Share limitation contained in Clause 3 hereof; and

d.	take any action before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5.	Eligibility

5.1	Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, and Other Awards may be granted to Eligible Individuals. Incentive Stock Options may be granted only to Employees.

5.2	Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment or service with the Company or its subsidiaries, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such employment or service at any time, with or without course or notice.

6.	Stock Options

6.1	Grant of Option

6.1.1	Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Participants in such amounts as the Administrator, in its sole discretion, will determine.

6.2	Option Agreement

6.2.1	each Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator in its sole discretion, will determine.

6.3	Limitation

6.3.1	Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or subsidiary) exceeds Fifty Thousand Dollars ($50,000.00), such Option will be treated as a Nonqualified Stock Option. For purposes of this Clause 6.3.1, Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares are granted, and calculation will be performed in accordance with Section 422 of the Code and the U.S. Treasury Regulations promulgated thereunder.

6.4	Term of Option

6.4.1	The term of each Option will be stated in the Award Agreement, provided, however, that the term will be no more than ten (10) years from the Date of Grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option will be five (5) years from the Date of Grant, or such shorter term as may be provided in the Award Agreement. Unless otherwise determined by the Administrator, any extension of the term of an Option pursuant to this Clause 6.4.1 shall comply with Section 409A.

6.5	Option Exercise Price and Consideration

6.5.1	The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant.

6.5.2	Notwithstanding the foregoing provisions of this Clause 6.5.1, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of Fair Market Value per Share on the Date of Grant pursuant to a transaction described in and in a manner consistent with Section 424(a) of the Code.

6.5.3	At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.5.4	The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

a.	cash (including cash equivalents);

b.	check;

c.	promissory note, to the extent permitted by Applicable Law;

d.	other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion;

e.	consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan;

f.	by net exercise;

g.	such other consideration and method of payment of the issuance of Shares to the extent permitted by Applicable Law; or

h.	any combination of the foregoing method of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

6.6	Exercise of Option

6.6.1	Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives:

a.	Notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option; and

b.	Full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings).

Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares underlying the Options, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Clause 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for the purpose of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6.2	If a Participant ceases to be an Employee, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within three (3) months of such cessation, or such shorter or longer period of time, as is specified in the Award Agreement, in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Clause 6.4 unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on such date of cessation the Shares underlying the Participant’s Option have not vested in full, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.3	If a Participant ceases to be an Employee as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of such cessation, or such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Clause 6.4, as applicable) to the extent the Option is vested on such date of cessation. Unless otherwise provided by the Administrator between the Participant and the Company or any of its Subsidiaries, as applicable, if on the date of such cessation the Shares underlying the Participant’s Option have not vested in full, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.4	If a Participant dies while an Employee by reasons of the Participant’s death, the Option may be exercised within six (6) months following the Participant’s death, or within such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Clause 6.4, as applicable) by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, “Legal Representative”). If the Option is exercised pursuant to Clause 6.6.4, the Participant’s designated beneficiary or Legal Representative shall be subject to the terms of the Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Employee. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if at the time of death the Shares underlying the Participant’s Option have not vested in full, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.5	A Participant’s Award Agreement may also provide that:

a.	if the exercise of the Option following the cessation of the Participant’s status as an Employee (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of:

i.	the expiration of the term of the Option set forth in the Award Agreement; and

ii.	the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b.

b.	if the exercise of the Option following the cessation of the Participant’s status as an Employee (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of:

i.	the expiration of the term of the Option; and

ii.	the expiration of a period of thirty (30) days after the cessation of the Participant’s status as an Employee during which the exercise of the Option would not be a violation of such registration requirements.

7.	Stock Appreciation Rights

7.1	Grant of Stock Appreciation Rights

7.1.1	Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Participants at any time and from time to time as will be determined by the Administrator, in its sole discretion.

7.1.2	The Administrator will have complete discretion to determine the number of Shares subject to any award of Stock Appreciation Rights.

7.1.3	The per Share exercise price for the Share that will determine the amount of the payment to be received upon exercise of Stock Appreciation Rights as set forth in Clause 7.1.6 below will be determined by the Administrator and will be no less than one hundred (100%) percent of the Fair Market Value per Share on the Date of Grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

7.1.4	Each Stock Appreciation Rights grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

7.1.5	Stock Appreciation Rights granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the provisions of Clause 6.4 regarding the maximum term and Clause 6.6 regarding exercise shall apply mutatis mutandis to Stock Appreciation Rights.

7.1.6	Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

a.	the difference between the Fair Market Value of a Share on the date of exercise over the exercise price time; and

b.	the number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon a Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.	Restricted Stock

8.1	Grant of Restricted Stock

8.1.1	Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant shares of Restricted Stock to Participants in such amounts as the Administrator, in its sole discretion, shall determine.

8.2	Restricted Stock Agreement

8.2.1	Each Award of Restricted Stock will be evidenced by the Award Agreement that will specify the Period of Restriction (if any), the number of shares of Restricted Stock granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold shares of Restricted Stock until the restriction on such shares have lapsed.

8.2.2	The Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Participant.

8.3	Transferability

8.3.1	Except as provided in Clause 8 or as the Administrator determines, shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

8.4	Other Restrictions

8.4.1	The Administrator, in its sole discretion, may impose such other restrictions on shares of Restricted Stock as it may deem advisable or appropriate.

8.5	Removal of Restrictions

8.5.1	Except as otherwise provided in this Clause 8, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

8.6	Voting Rights

8.6.1	During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares, unless the Administrator determines otherwise.

8.7	Dividends and Other Distributions

8.7.1	During the Period of Restriction, the Participants holding shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid, unless otherwise provided in the Award Agreement.

8.8	Return of Restricted Stock to Company

8.8.1	On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under Plan.

9.	Restricted Stock Units

9.1	Grant

9.1.1	Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in the Award Agreement of the terms and conditions and restrictions related to the grant, including the number of Restricted Stock Units.

9.2	Vesting Criteria and Other Terms

9.2.1	The Administrator shall set performance objectives or vesting criteria at its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company wide, divisional, business unit, or individual goals (including but not limited to continued employment or service) applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

9.3	Value of Restricted Stock Units

9.3.1	Each Restricted Stock Unit shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant.

9.4	Earning Restricted Stock Units

9.4.1	Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive payout.

9.5	Restricted Stock Unit Agreement

9.5.1	Each Award of Restricted Stock Units shall be evidenced by the Award Agreement that shall specify any vesting conditions, the number of Restricted Stock Units granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

9.6	Dividend Equivalents

9.6.1	The Administrator may, in its sole discretion, grant dividend equivalents in connection with an Award of Restricted Stock Units. Such dividend equivalents shall be converted to cash or additional Shares, or some combination thereof, by such formula and at such time and subject to such limitations as may be determined by the Administrator. Notwithstanding the foregoing, dividend equivalents shall accrue and only be paid to the extent the Award of Restricted Stock Units becomes vested.

9.7	Form and Timing of Payment

9.7.1	Payment of earned Restricted Stock Units will be made at the time(s) determined by the Administrator and set forth in the Award Agreement thereof. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination thereof.

9.8	Cancellation

9.8.1	On the date set forth in the Award Agreement, all unearned or unvested Restricted Stock Units shall be forfeited to the Company, save and except determined by the Administrator, and again shall be available for grant under the Plan.

10.	Performance Awards

10.1	Award Agreement

10.1.1	Each Performance Award will be evidenced by the Award Agreement or the achievement of the key performance indicator (Staff Performance Appraisal Evaluation Form) that will specify the Performance Period and such other terms and conditions as the Administrator determines. Each Performance Award will have an initial value that is determined by the Administrator on or before its Date of Grant.

10.2	Objective or Vesting Provisions and Other terms

10.2.1	The Administrator shall set any objectives or vesting provision that, depending on the extent to which any such objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company wide, divisional, business unit, or individual goals (including but not limited to, continued employment, service, etc.), applicable federal or state securities laws, or any other basis determined by the Administrator in its sole discretion.

10.3	Earning Performance Award

10.3.1	After an applicable Performance Period has ended, the holder of the Performance Award shall be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Award.

10.4	Form and Timing of Payment

10.4.1	Payment of earned Performance Award will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Award in cash, Shares, or a combination thereof.

10.5	Cancellation of Performance Award

10.5.1	On the date set forth in the Award Agreement, all unearned or unvested Performance Award will be forfeited to the Company, and again will be available for grant under the Plan.

10.6	Types of Awards

10.6.1	Notwithstanding anything in the Plan, the Administrator may grant any Award including without limitation shares of Restricted Stock, the restriction with respect to which lapse upon the attainment of specified Performance Goals in accordance with the Company’s setting of key performance indicator or any special performance criteria, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals, Other Awards, and Performance Awards described in Clause 10 that vest or become exercisable or payable upon the attainment of one or more specified in Performance Goals.

11.	Project Based Compensation

11.1	Purpose

11.1.1	The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance Based Compensation. If the Committee, in its sole direction, decides to grant such Award to the Employee that is intended to qualify as Performance Based Compensation, then this Clause shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Employees based on that performance criteria or Performance Goals but that do not satisfy the requirement of this Clause and that are not intended to qualify as Performance Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the performance criteria with respect to an Award intended to be Performance Based Compensation payable to the covered Employee shall be determined on the basis of applicable accounting standard.

11.2	Applicability

11.2.1	The grant of an Award to an Employee for a particular Performance Period shall not require the grant of an Award to such Participant in any subsequent Performance Period and the grant of an Award to any one Employee shall not require the grant of an Award to any other Employee in such period or in any other period.

11.3	Types of Awards

11.3.1	Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Employee intended to qualify as Performance Based Compensation, including without limitation, shares of Restricted Stock, the restriction with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals, Other Awards, and any Performance Award described in Clauses 8, 9, 10, and 13, respectively, that vests or becomes exercisable or payable upon the attainment of one or more specified Performance Goals.

11.4	Procedure with respect to Performance Based Award

11.4.1	To the extent necessary to comply with the requirement of Section 162(m)(4)(c) of the Code, with respect to any Award granted to one or more Employees which is intended to qualify as Performance Based Compensation, no later than one hundred eighty (180) days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall in writing:

i.	designate one or more Employees;

ii.	select the performance criteria applicable to the Performance Period;

iii.	establish the Performance Period based on the performance criteria; and

iv.	specify the relationship between performance criteria and the Performance Goals and the amounts of such Award, as applicable, to be earned by each Employee for such Performance Period.

Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Award, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

11.5	Payment of Performance Based Awards

11.5.1	Unless otherwise provided in the applicable Award and only to the extent otherwise permitted by Section 162(m)(4)(c) of the Code, as to an Award that is intended to qualify as Performance Based Compensation, the Participant must be employed by the Company or Subsidiary or Parent throughout the Performance Period. Unless otherwise provided in the applicable Award Agreement, the Participant shall be eligible to receive payment pursuant to such Awards for Performance Period only if and to the extent the Performance Goals for such period are achieved.

11.6	Additional Limitations

11.6.1	Notwithstanding any other provisions of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Employee and is intended to qualify as Performance Based Compensation shall be subject to any additional limitation set forth in Section 162(m) of the Code or any regulations or ruling issued thereunder that are requirement for qualification as Performance Based Compensation and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirement.

12.	Leaves of Absence

12.1	Unless the Administrator provides otherwise or except as otherwise required by Applicable Law, vesting of Awards granted hereunder shall continue during any leave of absence approved by the Administrator.

13.	Other Award

13.1	General

13.1.1	The Administrator may from time to time grant cash-based or equity related awards not otherwise described herein to any Eligible Individual in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such Other Award may:

i.	involve the transfer of actual Shares to Participants, either at the time of grant or thereafter, or payment in cash or otherwise;

ii.	be subject to performance based vesting conditions and/or multipliers and/or service based vesting conditions;

iii.	be in the form of cash, phantom stock, phantom stock units, performance shares, deferred share units, share denominated performance units, or other similar awards; and

iv.	be designed to comply with applicable laws of jurisdictions other than the United States.

provided, however, that each cash-based Other Award shall be denominated in cash and each equity based or equity related Other Award shall be denominated in, or shall have a value determined by reference to, a number of Shares, in each case that is specified (or will be determined using a formula that is specified) at the time of the grant of such Other Award.

13.2	Award Term

13.2.1	When an Other Award is granted under the Plan, the Company shall advise the recipient in writing of the terms, conditions, and restrictions applicable to the Other Award. The offer to receive the Other Award shall be accepted by execution of an Award Agreement in the form determined by the Administrator.

13.3	Vesting, Settlement and Payment

13.3.1	The Administrator may, in its sole discretion, set vesting criteria for the Other Award that must be met in order to be eligible to receive a payout pursuant to the Award (note that the Administrator may specify additional conditions which must also be met in order to receive a payout pursuant to the Award). Any such vesting criteria may be based upon the achievement of Company wide, business units, or individual goals, or any other basis determined by the Administrator in its sole discretion.

13.3.2	Notwithstanding the foregoing, at any time after the grant of the Other Award, the Administrator, in its sole discretion, may reduce or waive any applicable vesting criteria.

13.4	Form and Timing of Settlement or Payment

13.4.1	Settlement or payment of earned Other Awards will be made upon the date(s) determined by the Administrator and may be subject to additional conditions, if any, each as set forth in the Award Agreement. The Administrator will settle earned cash based Other Award solely in cash but, in its sole discretion, may settle earned equity based or equity related Other Award in cash, Shares, or a combination thereof.

13.5	Other Provision

13.5.1	The Award Agreement shall contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. The provisions of the Award Agreements need not be the same with respect to each Participant.

13.6	Rights as a Stockholder

13.6.1	Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) (if any), no right to vote to receive dividends or any other rights as a holder of capital stock shall exist with respect to the equity based or equity related Other Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Clause 15 of the Plan.

14.	Non-Transferability Award

14.1	Unless determined otherwise by Administrator, the Award Agreement may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, provided, however, that such Award shall in no event be transferable for value.

14.2	Notwithstanding the foregoing, a Participant may, if the Administrator (in its discretion) so permits, transfer an Award to an individual or entity other than the Company. Any such transfer shall be made in accordance with such procedures as the Administrator may specify from time to time.

15.	Adjustment Upon Changes in Capitalization

15.1	Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number or value of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, reclassification, repurchase, or exchange of the Common Stock or other securities of the Company, or other change in the corporate structure of the Company, or any other increase or decrease in the number or value of issued Shares effected without receipt of consideration by the Company (excluding a regular cash dividend) provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration.

15.2	Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reasons thereof shall be made with respect to, the number of price of Shares subject to an Award.

16.	Dissolution or Liquidation

16.1	In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable.

16.2	In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse one hundred percent (100%) and that any Award vesting shall accelerate one hundred percent (100%) provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, the Award will terminate immediately prior to the consummation of such proposed action.

17.	Change in Control

17.1	In the event of a Change of Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

17.2	In the event that the successor corporation refuses to assume or substitute for the Awards, (i) the Shares underlying the Participant’s Options shall fully vest, and the Participant shall have the right to exercise all of his, her, or its outstanding Options, including Shares as to which such Awards would not otherwise be vested or exercisable, (ii) all restrictions on Restricted Stock will lapse, and (iii) all Restricted Stock Units and Other Awards shall become fully vested, provided, however, that with respect to Awards with performance based vesting, including but not limited to Restricted Stock, Restricted Stock Units, Performance Awards, and Other Awards, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

17.3	In addition, if an Option is not assumed or substituted in the event of a Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion and the Option shall terminate upon the expiration of such period.

17.4	For purposes of this Clause 17, an Award shall be considered assumed if, following the Change of Control, the Award confers the right to purchase or receive for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if the holder were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares) provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation, the consideration to be received upon the exercise of an Option, or upon the payout of the Restricted Stock Unit Award, Performance Award, or Other Award for each Share subject to the Awards, shall be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by the holders of Common Stock in the Change of Control.

17.5	Notwithstanding anything in Clause 17.4 to the contrary, an Award that vests is earned or paid out upon the satisfaction of one or more Performance Goals or Performance Awards will not be considered assumed if the Company or its successor modified any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post Change of Control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.

17.6	Notwithstanding anything in Clause 17.4 to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid out under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of change of control for purposes of distribution under Section 409A, then any payment of an amount that is otherwise accelerated under Clause 17.4 will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

18.	Compliance Section 409A

18.1	An Award will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator.

18.2	The Plan and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and shall be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), expect as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Section 409A.

18.3	In no event that the Company or any of its Parents or Subsidiaries have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless a Participant (or any other person) in respect of Award for any taxes, penalties, or interest that may be imposed on, or other costs incurred by Participant (or any other person) as a result of Section 409A.

19.	Conditions Upon Issuance of Shares

19.1	Legal Compliance

19.1.1	Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.2	Investment Representation

19.2.1	As a condition to the exercise or receipt of Shares pursuant to an Award, the Company may require the person exercising or receiving Shares pursuant to an Award to represent and warrant at the time of any such exercise or receipt without limitation that the Shares are being purchased only for investment and without any present intention to sell or distribute such Share if, in the opinion of counsel for the Company, such a representation is required.

19.3	Restrictive Legends

19.3.1	If applicable, all Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Company shall determine to be necessary or advisable to comply with applicable securities and other laws.

20.	Amendment and Termination of the Plan

20.1	Amendment and Termination

20.1.1	The Administrator, in its sole discretion, may amend, alter, suspend, or terminate the Plan, or any part thereof, at any time and for any reason provided, however, that to the extent necessary and desirable to comply with Applicable Law, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

20.2	Effect of Amendment or Termination

20.2.1	No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator which agreement must be in writing or electronic format and signed by the Participant and the Company.

21.	Liability of Company

21.1	Inability to Obtain Authority

21.1.1	The inability of the Company to obtain authority from any regulatory body having jurisdiction which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any inability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.2	Grant Exceeding Allotted Shares

21.2.1	If the Shares covered by an Award exceed, as of the Date of Grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares is obtained.

22.	Date of Grant

22.1	The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator (the “Date of Grant”). Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

23.	Reservation of Shares

23.1	The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirement of the Plan.

24.	Withholding Tax

24.1	Withholding Requirement

24.1.1	Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parents, Subsidiaries, or affiliates employing or retaining the Services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parents, Subsidiaries, or affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non-U.S., and other taxes (including the Participant’s Federal Insurance Contributions Act or other social insurance contribution obligation) (if applicable) required to be withheld or paid with respect to such Award (or exercise thereof).

25.	Deferrals

25.1	The administrator, in its sole discretion, may permit or require a participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Administrator in its sole discretion.

26.	Effective Date and Term of Plan

26.1	Subject to Clause 31 of the Plan, the Plan will become effective upon the approval and adoption of the Board and shall be in effect until terminated under Clause 20, but no Incentive Stock Option may be granted after ten (10) years from the date approved and adopted by the Board and Clause 3.2 shall operate only until the tenth (10th) anniversary of the date the Plan is approved and adopted by the Board.

26.2	The issue of Shares under the Plan is prohibited until the date that the Company obtains approval of the Plan by Stockholder Approval (the “Effective Date”). Notwithstanding the foregoing, the Board may issue Awards prior to the Effective Date, with all such Awards subject to the following additional restrictions unless and until the occurrence of the Effective Date: (x) all Awards will be prohibited from being converted or exchanged for Shares; and (y) all Awards will terminate upon a Change of Control or upon either the stockholders of the Company or the exchange failing to approve the Plan.

27.	Insider Trading

27.1	Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, Consultants, and Directors, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.

28.	Notification of Election Under Section 83(b) of the Code

28.1	If any service provider shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such service provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Section 83(b) of the Code. A service provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

29.	Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

29.1	Each service provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

30.	Choice of Law

30.1	The Plan and all rules and determinations made and taken pursuant hereto will be governed by the laws of the State of Delaware, to the extent not preempted by federal law, and construed accordingly.

31.	Nonexclusivity of the Plan

31.1	Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

32.	No Effect on Employment or Service

32.1	Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as an Employee with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, free from any liability or claim under the Plan.

33.	Recoupment

33.1	Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company shall be entitled to the extent permitted or required by Applicable Law, Company policy, and/or the requirements of any established stock exchange or a national market system on which the Common Stock is listed or quoted, respectively, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under the Plan. No such recoupment of compensation will be an event giving rise to a right to resign for good reason or constructive termination (or similar term) under any agreement between any Participant and the Company.

34.	Successors

34.1	All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

35.	Severability

35.1	In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

36.	Captions

36.1	Captions are provided herein for convenience only and shall not serve as a basis for interpretation or construction of the Plan.

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FRONT OF PROXY CARD

TREASURE GLOBAL INC

This Proxy is Solicited by the Board of Directors of Treasure Global Inc in Connection with the Annual Meeting of Stockholders to be held on August 5, 2025.

The undersigned shareholder of the common stock of Treasure Global Inc, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 11, 2025, hereby revokes all previous proxies and hereby appoints each of Carlson Thow and Sook Lee Chin proxy and attorney-in-fact, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent the undersigned at the aforesaid Annual Meeting, and at any adjournment or postponement thereof, and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Treasure Global Inc held of record by the undersigned on June 16, 2025, which the undersigned would be entitled to vote if then and there personally present at the Annual Meeting of Stockholders to be held virtually by internet webcast at www.viewproxy.com/TreasureGlobal/2025, Eastern Time on August 5, 2025, at 9:00 a.m., Eastern Time or and any adjournment or postponement thereof.

This year’s annual meeting will be held only via the internet and will be a virtual meeting. To register to attend the virtual Annual Meeting, please visit www.viewproxy.com/TreasureGlobal/2025 before 11:59 p.m. EST on August 2, 2025.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE BOARD OF DIRECTORS’ NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING THE ELECTION OF ANY SUBSTITUTE NOMINEES FOR DIRECTOR AS THE PROXIES MAY SELECT IN THE EVENT THAT ANY NOMINEES OF THE BOARD OF DIRECTORS BECOME UNABLE OR UNWILLING TO SERVE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED, SELF ADDRESSED STAMPED ENVELOPE.

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

(Continued and to be signed on the reverse side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held August 5, 2025.

The Proxy Statement and our 2024 Annual Report to Stockholders are available at: https://web.viewproxy.com/tgl/2025.

NAME & ADDRESS HERE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. TREASURE GLOBAL, INC. ANNUAL MEETING OF STOCKHOLDERS AUGUST 5, 2025 at 9:00 a.m. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TREASURE GLOBAL, INC. The undersigned, revoking all prior proxies heretofore given, hereby appoints Carlson Thow and Sook Lee Chin and each of them, as proxies, attorneys and agents, with full power of substitution, to vote all shares of common stock of Treasure Global, Inc. corporation, that the undersigned would be entitled to vote at the Annual Meeting of Stockholders scheduled to be held on August 5, 2025 at 9:00 a.m. Eastern Time. The Annual Meeting will be held in virtual only format. In order to attend the meeting, you must first register at https://web.viewproxy.com/tgl/2025 before 11:59 p.m. Eastern Time on August 2, 2025. If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. NAME & ADDRESS HERE YOUR CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) տ PROXY VOTING INSTRUCTIONS Please have your 11 - digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://www.AALvote.com/tg l Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1 - 866 - 804 - 9616 Use any touch - tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage - paid envelope provided. YOUR CONTROL NUMBER As a stockholder of TREASURE GLOBAL, INC., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time, on August 2, 2025. Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 5, 2025: The Proxy Statement and Annual Report are available at: https://web.viewproxy.com/tgl/2025 When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Item 1, FOR Items 2 and 3, and 1 - YEAR on Item 4. Your Board of Directors recommends a vote FOR all the nominees listed in Item 1. Please mark your votes like this 1. To elect four (4) directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; 1. ELECTION OF DIRECTORS: (1) Carlson Thow FOR AGAINST ABSTAIN տ տ տ (2) Kok Pin “Darren” Tan տ տ տ (3) Wei Ping Leong տ տ տ (4) Wai Kuan Chan տ տ տ Your Board of Directors recommends a vote FOR Items 2, 3 and 5, and 1 - YEAR on Item 4. 2. To ratify the selection by our Board of Directors of WWC, P . C . , as our independent auditor for the fiscal year ending June 30 , 2025 ; FOR տ AGAINST տ ABSTAIN տ 3. To approve our 2025 Equity Incentive Plan ; and FOR տ AGAINST տ ABSTAIN տ 4. To transact such other business as may properly come before the meeting. FOR տ AGAINST տ ABSTAIN տ